UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2024, S&W Seed Company (the “Company”) entered into a Fourth Amendment to the Amended and Restated Loan and Security Agreement (the “CIBC Amendment”) with CIBC Bank USA (“CIBC”), which amended the Amended and Restated Loan and Security Agreement, dated March 22, 2023, as amended (the “CIBC Loan Agreement”), by and among the Company, as borrower, and CIBC, as administrative agent and sole lead arranger. The CIBC Amendment, effective as of October 31, 2024, among other things:

•
extended the maturity date from October 31, 2024 to November 8, 2024, and, provided that if on or before November 8, 2024, the Company delivers to CIBC an amended letter of credit issued by JPMorgan Chase Bank, N.A. for the account of MFP Partners L.P. (“MFP”), and for the benefit of CIBC (the “Letter of Credit”), that expires on December 31, 2024, the maturity date of the CIBC Loan Agreement will automatically be extended to November 30, 2024; and
•
provided for a fee of $25,000 payable by the Company to CIBC on the date of the CIBC Amendment.

Concurrently, on October 31, 2024, the Company entered into a Fifth Amendment to Subordinate Loan and Security Agreement with MFP (the “MFP Amendment”), further amending the Company’s Subordinate Loan and Security Agreement, dated September 22, 2022 (as amended, the “MFP Loan Agreement”), with MFP, to extend the maturity date of the Letter of Credit to December 31, 2024, as discussed above.

Except as modified by the CIBC Amendment and the MFP Amendment, respectively, all terms and conditions of the CIBC Loan Agreement and the MFP Loan Agreement remain in full force and effect.

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2024, the Company issued a press release announcing financial results for the fiscal year ended June 30, 2024. The text of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release of S&W Seed Company dated November 1, 2024, announcing financial results for the fiscal year ended June 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* This exhibit is furnished and shall not be deemed "filed" for purposes of the Exchange Act, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

	By:	/s/ Vanessa Baughman
Vanessa Baughman
Chief Financial Officer

Date: November 1, 2024